Exhibit 99.1

SUPPLEMENTAL INDENTURE, dated as of July 13, 2007, to the Indenture dated as of May 15, 2003 (as amended and supplemented to the date hereof, the “Indenture”), among PRIMEDIA Inc., a Delaware corporation (the “Company”), the guarantors listed on the signature pages hereto (the “Guarantors”) and The Bank of New York, as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company, the Guarantors and the Trustee have heretofore entered into the Indenture, and the 8% Senior Notes due 2013 (the “Notes”) of the Company have been issued pursuant thereto;

WHEREAS, Section 9.02 of the Indenture provides that the Company, the Guarantors and the Trustee may, with the requisite consents of the holders of the Notes, enter into a supplemental indenture for the purpose of amending certain provisions of the Indenture;

WHEREAS, the Company has offered to purchase for cash any and all of the outstanding Notes upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated June 27, 2007 (as the same may be amended or supplemented from time to time, the “Statement”), and in the related Consent and Letter of Transmittal (as the same may be amended or supplemented from time to time, the “Consent and Letter of Transmittal” and, together with the Statement, with respect to the Notes, the “Offer”), from each Holder of such Notes;

WHEREAS, the Offer is conditioned upon, among other things, certain amendments to the Indenture and to the Notes set forth in Article Two, Article Three and Article Four of this Supplemental Indenture (the “Amendments”) having been approved by Holders of in excess of a majority of the outstanding principal amount of the Notes and a supplemental indenture in respect thereof having been executed and delivered;

WHEREAS, the Company has received and delivered to the Trustee written evidence of the consents from Holders of more than a majority of the outstanding aggregate principal amount of the Notes to effect the Amendments;

WHEREAS, the Company and the Guarantors have been authorized by a resolution of their respective Board of Directors, general partners or managing members, as the case may be, to enter into this Supplemental Indenture; and

WHEREAS, all other acts and proceedings required by law, by the Indenture and by the charter documents of the Company and the Guarantors to make this Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company, the Guarantors and the Trustee hereby agree as follows:

ARTICLE ONE

SECTION 1.01.                                      Definitions.

Capitalized terms used in this Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

ARTICLE TWO

SECTION 2.01.                                      Amendments to Table of Contents

(a)           The Table of Contents of the Indenture is amended by deleting the titles to Section 4.02 through Section 4.09, Section 4.12 through Section 4.17 and Section 10.06 and inserting in lieu thereof the phrase “[intentionally omitted]”.

(b)           The Table of Contents of the Indenture is amended by deleting the title to Section 5.02 and replacing it with the following: “Successor Entity Substituted”

ARTICLE THREE

SECTION 3.01.                                      Elimination and Addition of Certain Definitions in Article 1.

(a)           Section 1.01 of the Indenture is amended by deleting the definitions “Adjusted Consolidated Net Income”; “Class D Debenture Indenture”; “Class D Subordinated Debentures”; “Class F Debenture Indenture”; “Class F Subordinated Debentures”; “Class H Debenture Indenture”; “Class H Subordinated Debentures”; “Class J Subordinated Notes”; “Consolidated Cash Flow”; “Consolidated Fixed Charges”; “Consolidated Net Cash Flow”; “Consolidated Net Worth”; “Debt to Consolidated Cash Flow Ratio”; “Existing Indebtedness”; “Fixed Charge Coverage Ratio”; “Interest Expense”; “Investments”; “Non-Recourse Indebtedness”; “Outstanding Note Indentures”; “Permitted Liens”; “Total Assets” and “Working Capital” contained therein in their entirety.

(b)           Section 1.01 of the Indenture is amended by adding the following after the definition of “Rule 904” and before the definition of “SEC”:

“‘Sale’ means the sale by Consumer Source Inc., a wholly owned subsidiary of the Company (‘CSI’), of 100% of the issued and outstanding shares of capital stock of PRIMEDIA Enthusiast Media Inc. to Source Interlink Companies Inc. (“Source Interlink”) pursuant to a stock purchase agreement dated May 13, 2007 among the Company, CSI and Source Interlink,” as the same may be amended from time to time.

(c)           Section 1.02 of the Indenture is amended by deleting the definitions “Affiliate Transaction”; “Refinancing Indebtedness”; “Retired Capital Stock” and “Refunding Capital Stock” contained therein in their entirety.

SECTION 3.02.                                      Elimination of Certain Provisions in Article 4

(a)           Section 4.02 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(b)           Section 4.03 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(c)           Section 4.04 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(d)           Section 4.05 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(e)           Section 4.06 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(f)            Section 4.07 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(g)           Section 4.08 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(h)           Section 4.09 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(i)            Section 4.12 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(j)            Section 4.13 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(k)           Section 4.14 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(l)            Section 4.15 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(m)          Section 4.16 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(n)           Section 4.17 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 3.03.                                      Amendment and Elimination of Certain Provisions in Article 5.

(a)           Section 5.01 of the Indenture is amended by deleting it in its entirety and replacing it with the following:

“The Company may not consolidate with, merge with or into, or transfer all or substantially all of its assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions), to any Person (except a wholly owned Restricted Subsidiary; provided that in connection with any merger of the Company with a Restricted Subsidiary of the Company, no consideration (other than common stock in the surviving corporation or the Company) shall be issued or distributed to the shareholders of the Company) or permit any person to merge with or into it unless the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company are transferred (collectively, the “Successor”) shall be a corporation, partnership, limited liability company or other entity organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture; and provided, further, that this Section 5.01 shall not apply to the Sale.”

(b)           The title of Section 5.02 of the Indenture is amended by retitling such section as “Section 5.02.    Successor Entity Substituted” and the text of Section 5.02 is amended by inserting the following text at the end of such section: “; provided that this Section 5.02 shall not apply to the Sale.”

SECTION 3.04.                                      Amendment of Certain Provisions in Article 6.

Section 6.01 of the Indenture is amended by:

(a)           deleting the text of clauses (3), (4) and (5) in their entirety and inserting in lieu thereof the phrase “[intentionally omitted]”; and

(b)           deleting all references to “or any of its Significant Subsidiaries” from clauses (6) and (7).

SECTION 3.05.                                      Elimination of Certain Provisions in Article 8.

Section 8.04 of the Indenture is amended by deleting the text of clauses (b) through (d) in their entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 3.06.                                      Amendment of Certain Provisions in Article 10.

(a)           Section 10.03(b) of the Indenture is amended by deleting it in its entirety and replacing it with the following:

“(b)   Except as set forth in Articles 4 and 5 hereof, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into a corporation, partnership, limited liability company or any other entity other than the Company or another Guarantor (whether or not affiliated with the Guarantor), or successive consolidations or mergers in which a Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety, to a corporation, partnership, limited liability company or other entity other than the Company or another Guarantor (whether or not affiliated with the Guarantor) authorized to acquire and operate the same.”

(b)           Section 10.06 of the Indenture is amended by deleting it in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

ARTICLE FOUR

SECTION 4.01.                                      Elimination of Certain Provisions in the Note

The Notes are deemed to be amended as follows:

(a)           Section 4 of the Notes is amended by replacing “(the “Indenture”)” with “(as amended from time to time, the “Indenture”)”.

(b)           Section 11 of the Notes is amended by deleting the first sentence of such section in its entirety and replacing it with the following:

“Events of Default include: default in payment of interest or Additional Interest on the Securities for 30 days; default in payment of the principal or premium of any Security at maturity, or upon acceleration, redemption or otherwise; certain events of bankruptcy or insolvency of the Company; and, except as permitted by the Indenture and the Securities, the Guarantees are held in any judicial proceeding to be unenforceable or invalid or otherwise cease for any reason to be in full force and effect with respect to any Guarantor or any Guarantor denies or disaffirms its obligations under its Guarantee.”

ARTICLE FIVE

SECTION 5.01.                                      Effectiveness of Amendments to Indenture.

This Supplemental Indenture will become effective immediately upon its execution and delivery but the amendments in such Supplemental Indenture set forth in Articles Two through Four hereof will only become operative immediately prior to the acceptance for payment of all Notes that are validly tendered (and not withdrawn) on or prior to the Consent Payment Deadline (as defined in the Statement).

SECTION 5.02.                                      Continuing Effect of Indenture.

Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.

SECTION 5.03.                                      Construction of Supplemental Indenture.

This Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture.  THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

SECTION 5.04.                                      Trust Indenture Act Controls.

If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision of this Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939 as in force at the date as of which this Supplemental Indenture is executed, the provision required by said Act shall control.

SECTION 5.05.                                      Trustee Disclaimer.

The recitals contained in this Supplemental Indenture shall be taken as the statements of the Company and the Guarantors, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

SECTION 5.06.                                      Counterparts.

This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

PRIMEDIA INC.

By	/s/ JASON S. THALER
	Name:	Jason S. Thaler
	Title:	Senior Vice President

[2013 Supplemental Indenture]

CANOE & KAYAK, INC.
C1 CORPORATION
COVER CONCEPTS MARKETING SERVICES LLC
CSK PUBLISHING COMPANY INCORPORATED
ENTHUSIAST MEDIA SUBSCRIPTION COMPANY, INC.
GO LO ENTERTAINMENT, INC.
CONSUMER SOURCE HOLDINGS, INC. (F/K/A HAAS PUBLISHING COMPANIES, INC.)
INTELLICHOICE, INC.
MCMULLEN ARGUS PUBLISHING, INC.
MOTOR TREND AUTO SHOWS INC.
CONSUMER SOURCE INC. (F/K/A PRIMEDIA COMPANIES INC.)
PRIMEDIA ENTHUSIAST PUBLICATIONS, INC.
PRIMEDIA FINANCE SHARED SERVICES, INC.
PRIMEDIA ENTHUSIAST MEDIA INC. (F/K/A PRIMEDIA HOLDINGS III INC.)
PRIMEDIA INFORMATION INC.
PRIMEDIA LEISURE GROUP INC.
PRIMEDIA MAGAZINES INC.
PRIMEDIA MAGAZINE FINANCE INC.
PRIMEDIA SPECIAL INTEREST PUBLICATIONS INC.
PRIMEDIA SPECIALTY GROUP INC.
PRIMEDIA WORKPLACE LEARNING LP
THE VIRTUAL FLYSHOP, INC.

By	/s/ JASON S. THALER
Name:	Jason S. Thaler
Title:	Senior Vice President

THE BANK OF NEW YORK, as Trustee

By	/s/ REMO J. REALE
	Name:	Remo J. Reale
	Title:	Vice President